Exhibit 99.1

25th Annual Roth Conference

March 20, 2013

IGI Laboratories, Inc.
Jason Grenfell-Gardner
President and CEO

Safe Harbor Statement

Except for historical facts, the statements in this presentation, as well as oral statements or other written statements made or to be made by IGI Laboratories, Inc., are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and involve risks and uncertainties. For example, statements about the Company's anticipated growth and future operations, the current or expected market size for its products, the success of current or future product offerings, the research and development efforts and the Company's ability to file for and obtain U.S. Food and Drug Administration (FDA) approvals for future products, are forward-looking statements.

Forward-looking statements are merely the Company's current predictions of future events. The statements are inherently uncertain, and actual results could differ materially from the statements made herein. There is no assurance that the Company will achieve the sales levels that will make its operations profitable or that FDA filings and approvals will be completed and obtained as anticipated. For a description of additional risks, and uncertainties, please refer to the Company's filings with the Securities and Exchange Commission, including its latest Annual Report on Form 10–K and its latest Quarterly Report on Form 10-Q. The Company assumes no obligation to update its forward-looking statements to reflect new information and developments.

IGI Today

Our mission is to be a leading player in the generic topical prescription drug market.

Our Two Platforms for Growth:

- Generic pharmaceuticals
- Formulation and manufacturing contract services

Generic Pharmaceuticals

In-House R&D

- Organic ANDA pipeline, 9 applications pending at FDA
- Expect to submit 6 ANDAs per year
- Appointed Dr. Ken Miller SVP of R&D in December 2012

Authorized Generics

- Partnership with Medimetriks executed in 2011
- IGI named AG distributor for certain products
- Launched first three AGs for the Medi Synalar® products (fluocinolone acetonide) in Dec 2012 and Jan 2013

Product/IP Acquisitions

- Acquisition of econazole nitrate cream 1% in Feb 2013
- Site transfer manufacturing to IGI's facility in July 2013
- Continue to look for strategic additions

Contract Services

Formulations

- Product and formulation development for third parties, often resulting in a continuing manufacturing relationship
- Developed more than 30 formulations in the past 2 years
- Develop products for ANDAs, OTC, 510k, and cosmetics
- Revenue more than doubled from 2011 to 2012

Turn-Key Manufacturing

- Diverse customer base in the pharmaceutical, OTC, cosmetic, and skin care markets
- Increasing demand from pharmaceutical partners
- Revenue from pharmaceutical partners was almost 50% of contract manufacturing service revenue in 2012

Our IGI Products

Authorized Generic IGI Products currently available:

- Fluocinolone acetonide topical solution
- Fluocinolone acetonide ointment, 15g and 60g
- Fluocinolone acetonide cream, 15g and 60g

Econozale nitrate cream 1% will be manufactured and distributed by IGI for IGI later this year, subject to FDA approval.

IGI Today







- IGI operates an FDA approved facility which passed its first pre-approval inspection in February 2012 with zero 483 observations
- Our facility has the capability to produce creams, ointments, lotions, gels, solutions, and suspensions
- Since September of 2010, we filed our first 9 ANDAs with an addressable market of $180 m
- Continued to grow our contract services and product development business with customers across the topical space. We now have 5 partnerships with pharmaceutical companies working on a number of products

The launch of IGI's own generic products has transformed IGI from solely a contract services business to the generic topical pharmaceutical space

The Generic Topical Market


US Topical Market Trends
Sales in US$ M
4500
4000
3500
3000
2500
2000
1500
1000
500
0
CAGR = 43.0%
GENERIC
BRANDED GENERIC
BRAND
MAT 6/2010
MAT 6/2011
MAT 6/2012

Source: IMS Health data, MAT June

- Addressable US topical market is $9 bn, of which generics make up $2.5 bn
- The generic space has grown rapidly, a CAGR of 43% over three years while volumes have grown at 4.8%
- The market has four major players and competition is less due to more significant barriers to entry


The New York Times
Rising Cost of Skin Care
The price increases for these dermatological drugs over three years range from 100 percent to over 300 percent.
Related Article »
$216
Current price
$50
'08 price
$18
$71
$4
$8
$29
$71
DRUG
Desonide lotion
Betamethasone dipropionate cream
Triamcinolone acetonide cream
Permethrin cream
118-mil. bottle
45-gram tube
30-gram tube
60-gram tube
USE
Reduce skin swelling, itching and redness
Kills scabies mites
MAKER
Fougera
Fougera
Taro
Perrigo

Industry Consolidation

June, 2010


Taro
18%
Perrigo
15%
Fougera
25%
Actavis
4%
Mylan
7%
Sandoz
4%
Teva
5%
G&W Labs
0%
Glenmark
0%
Greenstone
1%
Others
21%

Total Market: $1.6

June, 2012


Taro
26%
Perrigo
19%
Sandoz
21%
Watson
10%
Mylan
4%
Teva
3%
Glenmark
2%
G&W Labs
2%
Greenstone
1%
Others
12%

Total Market: $2.5

Source: IMS Health data, MAT June 2012

- The top four companies control 76% of the generic topical market by value
- Over the past three years, some consolidation has happened through Sun's acquisition of Taro, Sandoz's acquisition of Fougera, and Watson's acquisition of Actavis
- However, the market continues to remain fragmented with a number of small players

Less Competitive Niche

Specific barriers to entry:

- Topicals require specialized skills in formulation, bioequivalance management, and regulatory approach
- Proving bioequivalence for many topicals is challenging, time consuming, and costly, often requiring in vivo clinical studies
- Requires dedicated facilities and filling technology
- API integration is rarely a source of competitive advantage due to the low volumes of active ingredients in many products
- Fewer opportunities for paragraph IV challenges

Topical Bio-Equivalence

Bio-Waivers

- Topical Solutions
- "Grandfathered" products
- No costs for outside bioequivalence studies

Vasoconstriction Studies

- Mostly required for corticosteroids
- Studies can range typically from $100 - $350K

Phase Three Clinical Studies

- Comparative clinical trials against the innovator drug for products indicated for the treatment of acne, rosacea, fungal infections, bacterial infections and viral infections of the skin
- Studies typically range from $1 -$5 million

Our Vision

IGI seeks to become a top 5 company in the topical space in the next 5 years through:

1. Growing our organic ANDA pipeline and executing our launch plan
2. Actively seeking business development opportunities for product acquisitions and partnering possibilities
3. Developing innovative products through partnerships and examining selected 505b2 opportunities

Financial Highlights

- Historically, revenue from our contract manufacturing and formulations business has increased 40% from 2010 to 2012
- IGI label launched in December 2012, so historical financials do not include meaningful IGI revenue.
- Revenue from pharmaceutical customers increased to almost 50% of total revenue in 2012, compared to 38% in 2011
- Gross margins have steadily increased from 2010 to 2012, from 18% to 26%
- In 2013, as a result of the execution of our product launch plan, we anticipate at least doubling revenue and achieving profitability this year

Accelerating Growth

Accelerating R&D Efforts

- Expand internal R&D team under leadership of Dr. Miller
- Existing and identified molecules with an addressable market of over $500 m which could be pulled forward into 2015 and 2016 approval horizon

Raising the Bar

- Ability to take on products that have more involved bioequivalence requirements that will result in products in less competitive markets and generally with higher margins

Future Acquisitions

- Completed first product acquisition in February 2013
- Continue to search for further product acquisition candidates